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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 10, 2000




                           NOBLE DRILLING CORPORATION
             (Exact name of Registrant as specified in its charter)





                 DELAWARE                              0-13857                             73-0374541
         (State of incorporation)             (Commission file number)      (I.R.S. employer identification number)
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              10370 RICHMOND AVENUE, SUITE 400
                       HOUSTON, TEXAS                         77042
          (Address of principal executive offices)          (Zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 974-3131


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ITEM 5.  OTHER EVENTS.

         The Registrant hereby incorporates by reference herein the information set forth in its press release, dated January 10, 2000, a copy of which is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  Exhibit 99.1 Noble Drilling Corporation Press Release dated January 10, 2000, announcing filing of a lawsuit by Noble Drilling Corporation and certain subsidiaries against Samedan Oil
                                   Corporation and Mariner Energy, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NOBLE DRILLING CORPORATION



Dated: January 10, 2000                 By: /s/ ROBERT D. CAMPBELL
                                           --------------------------------
                                            Robert D. Campbell, President



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                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------
Exhibit 99.1      Noble Drilling Corporation Press Release dated January 10,
                  2000, announcing filing of lawsuit by Noble Drilling
                  Corporation and certain subsidiaries against Samedan Oil
                  Corporation and Mariner Energy, Inc.